SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): April 27, 1999
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                       BROOKDALE LIVING COMMUNITIES, INC.

             -----------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                      0-22253                 36-4103821
-------------------------------         -------           ----------------------
(State or other jurisdiction of   (Commission File Number)   (I.R.S. Employer
incorporation or organization)                            Identification Number)

77 West Wacker Drive, Suite 4400, Chicago, Illinois                60601
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    (Address of principal executive offices)                     (Zip Code)


 Registrant's telephone number, including area code: (312) 977-3700.


                                 NOT APPLICABLE
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          (Former name or former address, if changed since last report)
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ITEM 5.           OTHER EVENTS.

         On May 14, 1999, Brookdale Living Communities, Inc., a Delaware corporation ("Brookdale"), closed the sale of $100 million of its 5 1/2%
Convertible Subordinated Notes due 2009 (the "Notes") in a private placement pursuant to a Note Purchase Agreement, dated as of April 27, 1999, between Brookdale and Health Partners, an investment vehicle sponsored by Capital Z
Financial Services Fund II, L.P. ("Cap Z"). Brookdale intends to use the net proceeds of the private placement for repayment of indebtedness, for working capital and general corporate purposes.

         The Notes are convertible at any time into the Common Stock, par value $.01 per share, of Brookdale at an initial conversion price of $18.25 per share. In addition, the Notes are redeemable, as a whole, but not in part, at the election of Brookdale on or after May 14, 2002 at the following redemption prices (expressed as percentages of the principal amount), together with accrued and unpaid interest, if redeemed during the 12-month period beginning May 14 of the years indicated below:

                                                       Redemption
                  Year                                   Price
                  ----                                 ----------

                  2002..................................103.0%
                  2003..................................101.5%
                  2004 and thereafter...................100.0%

         No sinking fund is provided for the Notes.

         In the event that a merger not otherwise permitted by the terms of the Notes (a "Designated Merger") has been approved by the requisite vote of Brookdale's stockholders entitled to the vote thereon, Brookdale may nevertheless consummate such Designated Merger to the extent Brookdale (i) offers to purchase all of the Notes at a purchase price equal to 110% of the principal amount thereof plus accrued and unpaid interest and (ii) repurchases all of the Notes tendered for such repurchase on the effective date of the Designated Merger.

         The payment of the principal of and premium, if any, and interest on the Notes will, to the extent set forth in the Indenture governing the Notes (the "Indenture"), be subordinated in right of payment to the prior payment in full of all "Senior Debt" (as defined in the Indenture) of Brookdale and effectively subordinated in right of payment to the prior payment in full of all indebtedness and other liabilities of Brookdale's subsidiaries. The Indenture does not restrict Brookdale's ability to incur Senior Debt.

         Brookdale has agreed pursuant to a Registration Rights Agreement to (i) file a shelf registration statement with respect to resale of the Notes and the Common Stock issuable upon the conversion thereof within 90 days following the date of issuance of the Notes, (ii) use its best efforts to cause the shelf registration statement to be declared effective within 180 days after the date of issuance of the Notes, and (iii) keep the shelf registration statement effective after its effective date for a period ending ten years following the date of issuance of the Notes, or such shorter period


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ending  when  either  (i)  all  securities  covered  by the  shelf  registration statement have been sold in the manner set forth and as contemplated in the shelf registration statement or pursuant to Rule 144 promulgated under the Securities Act of 1933 or (ii) there ceases to be outstanding any of the securities covered by the shelf registration statement.

         Pursuant to a Stockholders Agreement entered into in connection with the private placement of the Notes, Brookdale has appointed Paul H. Warren, a partner of Cap Z, to Brookdale's Board of Directors as a Class I director. Brookdale also expects, following its May 20, 1999 annual meeting of stockholders and pursuant to the Stockholders Agreement, to appoint Mark H. Tabak, a partner of Health Partners, to Brookdale's Board of Directors as a Class II director. As a result of these appointments, Brookdale's Board of Directors will be increased from seven to nine members.

         The Notes and the Common Stock issuable upon conversion thereof have not been registered under the Securities Act of 1933 and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

         Copies of the Indenture, the related Supplemental Indenture, the Registration Rights Agreement, the Stockholders Agreement and the press release announcing the closing of the transaction are attached hereto as Exhibit 10.2, 10.3, 10.4, 10.5 and Exhibit 99.1, respectively, and are incorporated herein by reference. A corrected copy of the Note Purchase Agreement is attached hereto as
Exhibit 10.1 and is incorporated herein by reference.

ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                  EXHIBITS.

         Exhibit
           No.           Description
         -------         -----------

           10.1 Note Purchase Agreement, dated as of April 27, 1999, by and between Brookdale Living Communities, Inc. and Health Partners

           10.2 Indenture, dated as of May 14, 1999, between Brookdale Living Communities, Inc. and State Street Bank and Trust Company, as Trustee

           10.3 Supplemental Indenture, dated as of May 14, 1999, between Brookdale Living Communities, Inc. and State Street Bank and Trust Company, as Trustee

           10.4 Registration Rights Agreement, dated as of May 14, 1999, between Brookdale Living Communities, Inc. and Health Partners



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           10.5          Stockholders Agreement, dated as of May 14, 1999, among
                         Brookdale Living Communities, Inc. and the signatories listed therein

           99.1 Press Release of Brookdale Living Communities, Inc., dated May 14, 1999


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        BROOKDALE LIVING COMMUNITIES, INC.
                                        ----------------------------------
                                        (Registrant)


Dated: May 19, 1999                     By:  /s/ Robert J. Rudnik
                                             ----------------------------------
                                             Robert J. Rudnik
                                             Executive Vice President
                                             General Counsel and Secretary

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                                  EXHIBIT INDEX

         Number             Description
         ------             -----------

          10.1 Note Purchase Agreement, dated April 27, 1999, by and between Brookdale Living Communities, Inc. and Health Partners

          10.2              Indenture,   dated  as  of  May  14,  1999,  between
                            Brookdale Living Communities, Inc. and State Street Bank ans Trust Company, as Trustee

          10.3 Supplemental Indenture, dated as of May 14, 1999, between Brookdale Living Communities, Inc. and State Street Bank and Trust Company, as Trustee

          10.4 Registration Rights Agreement, dated as of May 14, 1999, between Brookdale Living Communities, Inc. and Health Partners

          10.5 Stockholders Agreement, dated as of May 14, 1999, among Brookdale Living Communities, Inc. and the signatories listed therein

          99.1 Press Release of Brookdale Living Communities, Inc., dated May 14, 1999.